Exhibit 10


                         AMENDMENT TO FORD MOTOR COMPANY
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                RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
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                         (Effective as of July 1, 2004)



A new Article 18 is added to the Plan to read as follows:

         "Termination of Plan
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          18.  Notwithstanding  anything  contained in the Plan to the contrary,
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               the Plan shall terminate as of July 1, 2004,  except with respect
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               to  grants  of  Restricted  Stock  and  Stock   Equivalents  then
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               outstanding."
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(Note:  Language to be added is underscored.)